SGI Prudent Growth Fund
Schedule of Investments
May 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 50.7%	Shares	Value
iShares 7-10 Year Treasury Bond ETF	7,460	$705,492
iShares Core U.S. Aggregate Bond ETF	54,600	5,356,260
iShares iBoxx $ High Yield Corporate Bond ETF	8,850	704,195
SGI Dynamic Tactical ETF (a)	83,580	2,312,659
SGI Enhanced Core ETF (a)	270,160	6,926,902
SGI Enhanced Global Income ETF (a)	166,870	4,583,919
SGI U.S. Large Cap Core ETF (a)	56,300	1,835,358
SPDR Blackstone Senior Loan ETF	22,060	913,063
SPDR Bloomberg Emerging Markets Local Bond ETF	33,790	705,873
TOTAL EXCHANGE TRADED FUNDS (Cost $23,234,243)		24,043,721

OPEN-END FUNDS - 46.5%	Shares	Value
SGI Global Equity Fund - Class I (a)	153,774	5,111,447
SGI Small Cap Core Fund - Class I (a)	121,494	3,584,072
SGI U.S. Large Cap Equity Fund - Class I (a)(b)	749,021	13,325,078
TOTAL OPEN-END FUNDS (Cost $21,863,566)		22,020,597

TOTAL INVESTMENTS - 97.2% (Cost $45,097,809)		46,064,318
Other Assets in Excess of Liabilities - 2.8%		1,330,049
TOTAL NET ASSETS - 100.0%		$47,394,367
two		–%
Percentages are stated as a percent of net assets. ETF- Exchange-Traded Fund		–%

(a) (b)
Affiliated security as defined by the Investment Company Act of 1940, as amended.
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

SGI Prudent Growth Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	24,043,721	–	–	24,043,721
Open-End Funds	22,020,597	–	–	22,020,597
Total Investments	46,064,318	–	–	46,064,318

Refer to the Schedule of Investments for further disaggregation of investment categories.